Semiannual Report

Small-Cap
Stock Fund

June 30, 2000

T. Rowe Price


Report Highlights

Small-Cap Stock Fund

o Stocks were volatile in the last six months, but many reasonably priced small-cap stocks performed strongly.

o Your fund posted a solid gain in the first half of 2000, exceeding the performance of both small-cap benchmarks. Twelve-month results were also strong.

o Good stock selection in diverse sectors, including consumer discretionary, technology, and biotechnology, drove fund performance.

o Investors focused on valuation and fundamentals during the period, and small-caps outperformed large-caps. We expect these trends to continue.

UPDATES AVAILABLE

For updates on T. Rowe Price funds following the end of each calendar quarter, please see our Web site at www.troweprice.com.


Fellow Shareholders

Amid extreme volatility and repeated Federal Reserve rate hikes in the first half of 2000, the Small-Cap Stock Fund delivered a solid gain. As the year opened, momentum carried last year's high-flying sectors such as technology, biotechnology, and telecom to even greater heights. These sectors fell sharply from mid-March through late May (at one point the Nasdaq Composite suffered a 37% correction) before rallying again in June. With sector and style rotation coming fast and furiously, our balanced approach served shareholders exceptionally well.

     Performance Comparison
     ---------------------------------------------------------------------------

     Periods Ended 6/30/00                       6 Months            12 Months

     Small-Cap Stock Fund                          11.36%               22.16%

     Russell 2000 Index                             3.04                14.32

     Lipper Small-Cap
     Core Fund Index                                8.55                23.62

     S&P 500 Stock Index                           -0.43                 7.24

Absolute and relative performance shone in the first half. As stock picking and fundamental analysis replaced the market's Internet casino mentality, the strength of T. Rowe Price's research again gave us an edge. Your fund's 11.36% advance outstripped the Russell 2000 Index of smaller companies by more than eight percentage points, and as a result we regained all the ground lost in the tech- and Internet-crazed market of 1999. Performance also exceeded that of the Lipper Small-Cap Core Fund Index for the six months, as shown in the table. The fund's solid 12-month gain of 22.16% again topped the Russell index and was comparable to the Lipper benchmark.

Small-cap stocks outperformed large-caps by a wide margin, after matching the large-cap advance last year for the first time in many years. Equally important for our shareholders, fundamentals such as earnings, cash flow, and financial viability once again became key determinants of stock market success. Small-cap valuations became too attractive for investors to ignore. The lack of profits at many Internet firms also became too glaring for the market to overlook, and the group remained generally out of favor for much of the period even as other sectors rebounded. In fact, while Internet stocks drove much of the Russell 2000's performance in 1999, they were a liability in the first half.


INVESTMENT REVIEW

Top sectors in the Russell 2000 Index included energy, which rose 57%, health care, which rose nearly 38%, and real estate investment trusts (REITs), which gained almost 11% in the half. Your fund was well cv represented in all three segments, as well as in the biotech sector. During the period we topped off our energy exploration and production holdings in time to ride the gusher of higher oil and gas prices. Our long-held, significant weighting in REITs finally paid off in 2000.

Poor performing sectors in the index included consumer discretionary, which declined 17%, utilities, which fell almost 10%, and financials, which slipped more than 5%. Consumer discretionary stocks were spooked by fears of a Fed-engineered economic slowdown, and the rate hikes hurt financial and utility shares. Fortunately, we were significantly underweighted in both utilities and financials, and good stock selection helped us in the consumer discretionary and financial sectors.


Advisor Share Class Created
--------------------------------------------------------------------------------

T. Rowe Price has introduced a new class of shares for certain funds, including this one. The new Advisor Class shares will be sold exclusively by financial intermediaries, such as brokers and financial advisers, and will enhance our ability to reach a new group of investors through this expanding channel. Since the new share class has a modest 12b-1 fee (a distribution fee paid to the sales intermediary), its performance will likely vary somewhat from your fund shares even though both invest in the same portfolio.

We want to emphasize that the new class will have no impact whatsoever on your investment in the fund or on the returns provided to you by the fund. The daily net asset value and expenses for the existing shares and the Advisor Class shares are calculated separately. In due course, you will see the Advisor Class share prices listed in newspapers and other print and electronic media. Certain expenses associated with the Advisor Class shares will be itemized in financial statements in your fund's shareholder reports.


Stock selection drove about two-thirds of our performance advantage over the Russell 2000. Big winners included Inhale Therapeutics, Technitrol, and SCP Pool. Inhale Therapeutics rose 138% in the first half, adding almost $20 million to the fund's net asset value (NAV). This promising biotech firm with a unique pulmonary drug delivery system captured investors' fancy as they began to focus on its inhaleable diabetes drug currently under development with Pfizer. Technitrol rose 118% as Wall Street discovered its strong position in networking and telecom equipment components, and added $18.7 million to the fund. SCP Pool is a swimming pool supplies distributor with a deep management team led by Manny Perez, a seasoned executive well known to us. The stock rose 35% in the first half, adding $14 million to the fund. SCP Pool has strong fundamentals and is posting record earnings under Mr. Perez's stewardship. These three stocks combined added about $53 million to NAV.

We also benefited from strong stock selection in the materials sector. For example, Trex, a manufacturer of synthetic wood for decking that we purchased at its initial public offering last year, rose over 86% in the first half on great results. In technology, our holdings were well diversified, and we made opportunistic purchases of attractive stocks during the spring correction. This enabled us to keep up with the rising tide late in the half as market strength spread beyond last year's favored Internet sector. Stock selection was also strong in the biotech sector, driven by the excellent fundamental work of our team member Dr. Kris Jenner, and added greatly to performance.

    Sectors Diversification
    ---------------------------------------------------------------------------

    Business Services and Transportation                              22

    Consumer Services, Cyclicals, and Education                       19

    Consumer Nondurables                                              15

    Technology                                                        13

    Financial                                                          9

    Energy and Utilities                                               8

    Capital Equipment, Process Industries, and Basic Materials         6

    Reserves                                                           8

Based on net assets as of 6/30/00.

Weaker portfolio holdings in many cases did not suffer from poor fundamentals but succumbed to gravity after spectacular runs in 1999. Our biggest loser, Progress Software, which nearly doubled in the fourth quarter, fell back to earth in the first half as declining European currencies slowed its revenue growth. Despite a weaker-than-expected top line, Progress Software met earnings estimates cleanly and we continue to commit to the stock. Progress stock fell 35% in the half, costing the fund $15 million. Iron Mountain declined 13.5% as investors showed caution following a merger with its largest competitor, Pierce Leahy. Finally, we suffered a disappointing $12 million loss in insurance broker E.W. Blanch after the firm badly missed first quarter earnings estimates. We eliminated the shares.


PORTFOLIO HIGHLIGHTS

Major purchases in the first half included Neiman Marcus Group, Keynote Systems, and Harsco. We also significantly increased our energy holdings, beginning late in the first quarter.

Neiman Marcus-well positioned as the dominant high-end retailer with two principal department stores, Neiman Marcus and Bergdorf Goodman-was the largest purchase during the period. Excellent same-store sales growth and a well-thought-out expansion strategy have led to solid double digit earnings growth. We find the stock very attractive at 9.4 times next year's earnings. Some investors are concerned that Neiman Marcus' wealthy customer base could be hurt by a declining stock market. Historically this hasn't been the case, so we are comfortable owning the shares.

Keynote Systems provides Web site performance measurement services to more than 1,000 customers in the U.S. The company evaluates the quality of service a consumer receives from the Web site, which is valuable information for the managers of that site. Following a 75% drop in the stock, we started purchasing Keynote Systems in early March. Though the company is small, it is growing more than 400% annually and expects to become profitable in 2001. Keynote quickly produced a 93% gain for the fund.

Harsco is a small-cap conglomerate that provides industrial services to steel companies and also manufactures propane tanks, rail equipment, and bridge decking. The company is recovering along with the steel industry from price weakness created by a large inflow of cheap imported steel in 1998-99. Harsco is also benefiting from increased federal spending on transportation projects and from a large backlog of necessary railroad infrastructure upgrades around the world. We were able to buy this high-quality company at a low price/earnings (P/E) ratio of 10. Earnings growth is expected to be 15% this year, and a recently closed acquisition could boost growth expectations for the next fiscal year.

We added to our positions in the energy industry to take advantage of rising commodity prices and improving fundamentals. Two of our new holdings, oil and gas exploration and production companies Barrett Resources and Noble Affiliates, gained 16% and 29% for the fund, respectively. Late in the second quarter we invested in Cross Timbers Oil, another exploration and production company with-despite its name-a focus on natural gas in Texas and Oklahoma. We purchased Cross Timbers at under six times cash flow, a sizable discount to its peers. Companies with exposure to natural gas are performing well due to positive long-term forecasts for supply-and-demand and gas prices.

On the sell side, we significantly reduced positions in Technitrol and Applied Micro Circuits, and eliminated U.S. Foodservice. The latter was acquired by Royal Ahold for $26 per share in April. Other stocks sold due to acquisition were Wilmar Industries, bought by its management for $18.25 a share, and Coinmach Laundry, to be acquired by its management team for $14.25 per share.

Applied Micro Circuits and Technitrol are examples of technology stocks with outstanding performance that we trimmed as they met or exceeded our valuation targets. We also reduced Trex-the maker of decking boards from recycled plastics-which rose 31% in the second quarter alone.


OUTLOOK

The first half of 2000 was accompanied by record market volatility and aggressive, seemingly hourly rotation into and out of hot sectors like technology, biotech, and telecom. Keith Mullins, the well-respected small-cap strategist at Salomon Smith Barney, recently wrote that year-to-date through late June, the Nasdaq Composite had posted 13 single-day moves of 5% or more. No wonder our antacid consumption reached record highs in recent months. However, volatility provides opportunity. As the market's enthusiasm for the latest hot sectors waxes and wanes rapidly, we find opportunities to nimbly acquire excellent companies at bargain prices.

To illustrate the market's skittishness, consider the case of Keynote Systems, a recent purchase as discussed earlier. Keynote is a well-managed software company in the hot area of e-commerce. Studies show that if a Web surfer experiences even a minor delay in site performance, he'll move elsewhere quickly, taking his business with him. Investors bid Keynote up to a high of $177 early in March only to cut it down as low as $26.50 in April. We picked up shares in the $30s at that time, and by the end of the first half the stock traded at $65. Fickle investors give patient investors great opportunities, but the ride can be rough.

Despite the recent strong performance of small-cap shares, the valuations remain very attractive compared with large-caps, and we continue to see excellent long-term value in the sector. These valuations should drive continued outperformance. Positive earnings surprises could also serve as a catalyst for the sector. After the past year of robust large-cap earnings growth, investors now expect large-cap earnings to continue growing at nearly the same rate as small-cap earnings-a historically unsustainable feat. Merrill Lynch's small-cap strategist recently published an interesting chart, reproduced here, that illustrates relative earnings expectations for large-caps versus small-caps. A rising line indicates investors expect great small-cap earnings. Conversely, a falling line indicates investors are expecting relatively stronger large-cap earnings. This chart shows that small-cap earnings growth expectations are at a record low. Therefore, we have reason to believe that the likelihood of positive earnings surprises going forward is much greater with small-caps than with large companies.

Small-Cap Expectations
--------------------------------------------------------------------------------

1984              1.44
                  1.47
1986              1.47
                  1.50
1988              1.41
                  1.44
1990              1.40
                  1.32
1992              1.33
                  1.50
1994              1.46
                  1.50
                  1.51
                  1.39
                  1.41
6/95              1.42
                  1.40
                  1.46
                  1.48
6/96              1.48
                  1.49
                  1.53
                  1.48
6/97              1.46
                  1.44
                  1.47
                  1.42
6/98              1.41
                  1.39
                  1.39
                  1.28
6/99              1.27
                  1.29
                  1.41
                  1.17
6/00              1.14

Source: Merrill Lynch Small Cap Research, I/B/E/S

Chart shows projected five-year earnings per share (EPS) growth for small-capitalization stocks divided by projected five-year EPS growth for large-cap stocks at various dates over the past 16 years. The ratio's current very low level may indicate that investors are overly optimistic about large-cap earnings growth and unduly pessimistic about small-caps' future growth potential.

As the market comes back to fundamentals, we expect that our small-cap research team here at T. Rowe Price can continue to produce the strong relative performance witnessed in the first half. We believe our blend of growth and value strategies will continue to serve us well in the future as over the past nearly eight years. Thank you for your continued support.

Respectfully submitted,

Greg A. McCrickard

President and Chairman of the Investment Advisory Committee

July 17, 2000


T. Rowe Price Small-Cap Stock Fund

Portfolio Highlights

TWENTY-FIVE LARGEST HOLDINGS

                                                     Percent of
                                                     Net Assets
                                                        6/30/00
    ----------------------------------------------------------------------------

    Burr Brown                                             1.7%
    Littelfuse                                             1.6
    Technitrol                                             1.4
    Inhale Therapeutic Systems                             1.4
    Downey Financial                                       1.4
    ----------------------------------------------------------------------------

    Keynote Systems                                        1.4
    Matthews International                                 1.3
    Cleco                                                  1.2
    Methode Electronics                                    1.2
    Mentor                                                 1.2
    ----------------------------------------------------------------------------

    Brown and Brown                                        1.1
    Progress Software                                      1.1
    A.O. Smith                                             1.1
    Chittenden                                             1.1
    Parkway Properties                                     1.0
    ----------------------------------------------------------------------------

    SCP Pool                                               1.0
    Noble Affiliates                                       1.0
    Southwest Bancorp                                      1.0
    Insituform Technologies                                0.9
    Arch Chemicals                                         0.9
    ----------------------------------------------------------------------------

    Barrett Resources                                      0.9
    F.Y.I                                                  0.9
    International Multifoods                               0.9
    Neiman Marcus Group                                    0.9
    Emmis Broadcasting                                     0.9
    ----------------------------------------------------------------------------

    Total                                                  28.5%

Note: Table excludes reserves.


T. Rowe Price Small-Cap Stock Fund

Portfolio Highlights
--------------------------------------------------------------------------------

MAJOR PORTFOLIO CHANGES

Listed in descending order of size

6 Months Ended 6/30/00

Ten Largest Purchases
--------------------------------------------------------------------------------

Barrett Resources*

Noble Affiliates*

Neiman Marcus Group*

Lincare*

Keynote Systems*

Harsco*

WestAmerica

Southwest Bancorp

Cross Timbers Oil*

Papa John's International*


Ten Largest Sales
--------------------------------------------------------------------------------

Shorewood Packaging**

Technitrol

Applied Micro Circuits

U.S. Foodservice**

Inhale Therapeutic Systems

Trex

CORT Business Services**

UST**

Medical Assurance**

Methode Electronics

 * Position added
** Position eliminated

T. Rowe Price Small-Cap Stock Fund


Performance Comparison
--------------------------------------------------------------------------------

     This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

     Small-Cap Stock Fund
     ---------------------------------------------------------------------------

     As of 6/30/00

                       Russell 2000      Small-Cap
                       Index             Stock Fund

     9/30/90           10,000            10,000
     6/91              10,133             9,691
     6/92              11,606            10,955
     6/93              14,624            13,499
     6/94              15,259            14,473
     6/95              18,328            17,290
     6/96              22,706            22,984
     6/97              26,413            27,224
     6/98              30,773            32,911
     6/99              31,235            31,766
     6/00              35,709            38,806

     Average Annual Compound Total Return

     This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

     Periods Ended 6/30/00         1 Year     3 Years      5 Years     10 Years

     Small-Cap Stock Fund          22.16%      12.54%       17.55%       14.52%

     Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.


T. Rowe Price Small-Cap Stock Fund
Unaudited

Financial Highlights             For a share outstanding throughout each period
--------------------------------------------------------------------------------

Small-Cap Stock shares

                     6 Months      Year
                        Ended     Ended
                      6/30/00  12/31/99  12/31/98  12/31/97  12/31/96  12/31/95

NET ASSET VALUE
Beginning of period  $  22.80  $  20.79  $  22.20  $  18.07  $  16.32  $  13.80

Investment activities
 Net investment
 income (loss)           0.07      0.09      0.08      0.05      0.09      0.12
 Net realized and
 unrealized gain
 (loss)                  2.52      2.89     (0.89)     5.13      3.33      4.53

 Total from
 investment
 activities              2.59      2.98     (0.81)     5.18      3.42      4.65

Distributions
 Net investment
 income                  --       (0.08)    (0.10)    (0.04)    (0.09)    (0.12)
 Net realized gain       --       (0.89)    (0.50)    (1.01)    (1.58)    (2.01)

 Total distributions     --       (0.97)    (0.60)    (1.05)    (1.67)    (2.13)

NET ASSET VALUE
End of period        $  25.39  $  22.80  $  20.79  $  22.20  $  18.07  $  16.32
                     ----------------------------------------------------------

Ratios/Supplemental Data

Total
return (diamond)       11.36%     14.66%    (3.46)%   28.81%    21.05%    33.85%

Ratio of total
expenses to average
net assets             0.95%!      0.96%     1.01%     1.02%     1.07%     1.11%

Ratio of net
investment income
(loss) to average
net assets             0.57%!      0.47%     0.46%     0.33%     0.56%     0.74%

Portfolio
turnover rate          39.6%!      42.3%     25.9%     22.9%     31.1%     57.8%

Net assets,
end of period
(in millions)        $  2,046  $  1,740  $  1,153  $    816  $    416  $    279

(diamond)   Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
        !   Annualized

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Small-Cap Stock Fund
Unaudited

Financial Highlights             For a share outstanding throughout each period
--------------------------------------------------------------------------------

Small-Cap Stock Advisor Class shares

                                                        3/31/00
                                                        Through
                                                        6/30/00

  NET ASSET VALUE
  Beginning of period                                    $24.93

  Investment activities
    Net investment income (loss)                           0.01*
    Net realized and
    unrealized gain (loss)                                 0.46

    Total from
    investment activities                                  0.47

   NET ASSET VALUE
   End of period                                         $25.40
                                                         ------

   Ratios/Supplemental Data

   Total return(diamond)                                   1.89%

   Ratio of total expenses
   to average net assets                                   0.81%!

   Ratio of net investment
   income (loss) to average
   net assets                                              1.20%!

   Portfolio turnover rate                                 39.6%!

   Net assets, end of period
   (in thousands)                                          $695

(diamond)   Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
        !   Annualized

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Small-Cap Stock Fund
--------------------------------------------------------------------------------
Unaudited                                                         June 30, 2000

Portfolio of Investments                             Shares/Par        Value
--------------------------------------------------------------------------------
In thousands

Common Stocks  92.1%

FINANCIAL  9.3%

Bank and Trust  5.8%

Charter One Financial                                   238,140   $    5,477

Chittenden                                              900,000       21,994

Citizens Banking                                        595,000        9,669

Downey Financial                                        970,000       28,130

First Bell Bancorp                                      100,000        1,513

First Mariner Bancorp                                    47,500          270

First Security                                          168,750        2,294

Frankfort First Bancorp !                                75,000          923

Glacier Bancorp !                                       520,190        6,811

Marshall & Ilsley                                        30,000        1,245

Southwest Bancorporation *                              962,300       20,028

Summit Bancorp                                          214,800        5,289

WestAmerica                                             543,100       14,206

                                                                     117,849

Insurance  3.0%

Brown and Brown                                         447,700       23,280

Harleysville Group                                      218,100        3,626

London Pacific Group ADR                                660,000        8,580

PartnerRe Holdings                                      483,200       17,123

Selective Insurance                                     155,000        2,921

W. R. Berkley                                           298,100        5,580

                                                                      61,110

Financial Services  0.5%

Delta Financial *                                       300,000          488

Financial Federal *                                     350,000        6,081

ITLA Capital *                                          279,900        3,936

                                                                      10,505

Total Financial                                                      189,464


UTILITIES  2.3%

Electric Utilities  1.3%

Cleco                                                   760,000   $   25,460

Unisource Energy                                        100,000        1,500

                                                                      26,960

Water Utilities  0.2%

United Water Resources                                  110,600        3,857

                                                                       3,857

Telephone  0.8%

Rural Cellular (Class A) *                              112,800        8,640

Western Wireless *                                      155,000        8,443

                                                                      17,083

Total Utilities                                                       47,900


CONSUMER NONDURABLES  14.7%

Food Processing  1.5%

American Italian Pasta (Class A) *                      334,100        6,912

International Multifoods !                            1,050,000       18,178

Makepeace *                                                 164        1,558

Seneca Foods (Class A) *                                174,900        2,044

Seneca Foods (Class B) *                                 74,700          892

                                                                      29,584

Hospital Supplies/Hospital Management  4.0%

Airgas *                                                714,000        4,061

Cephalon *                                              178,100       10,831

Lincare *                                               550,000       13,527

Mentor                                                  881,700       23,944

Molecular Devices *                                     150,000       10,373

Quorum Health Group*                                    123,800        1,280

Renal Care Group *                                      574,250       14,051

Steris *                                                525,600        4,665

                                                                      82,732

Pharmaceuticals  1.6%

Aurora Biosciences *                                    161,000       10,943

Boron Lepore & Associates *                             112,000        1,029

Imclone Systems *                                        30,000        2,294

Immunomedics *                                           30,000          729

Incyte Genomics *                                        60,000   $    4,930

Noven Pharmaceuticals *                                 100,000        3,006

NPS Pharmaceuticals *                                   196,500        5,281

Triangle Pharmaceuticals *                              550,000        5,053

                                                                      33,265

Biotechnology  3.5%

Abegenix *                                               42,400        5,081

Alkermes *                                              220,000       10,361

Anesta *                                                185,000        4,596

COR Therapeutics *                                      115,000        9,807

Cubist Pharmaceuticals *                                 70,000        3,450

Gilead Sciences *                                        30,000        2,135

Inhale Therapeutic Systems *                            280,000       28,411

Neurocrine Biosciences *                                106,300        3,764

Serologicals *                                          420,000        2,113

Viropharma *                                             75,000        1,176

                                                                      70,894

Health Care Services  0.8%

AmeriPath *                                             675,000        5,906

Orthodontic Centers of America *                        300,000        6,788

Packard BioScience *                                    270,800        4,595

                                                                      17,289

Miscellaneous Consumer Products  3.1%

Cone Mills *                                            774,400        4,792

Culp                                                    275,300        1,411

Dan River * !                                         1,010,000        4,797

Polymer Group                                           353,700        3,272

Quicksilver *                                           263,000        4,093

Reebok *                                                289,500        4,614

Sola *                                                1,009,200        4,920

Stride Rite                                             900,000        5,512

Unifi *                                                 582,700        7,211

US Can * !                                            1,035,000       17,983

WestPoint Stevens                                       350,000        3,894

                                                                      62,499

Cosmetics  0.2%

Chattem *                                               342,400        4,697

                                                                       4,697

Total Consumer Nondurables                                           300,960


CONSUMER SERVICES  8.6%

Restaurants  1.5%

Applebee's                                              137,000   $    4,157

Buca * !                                                795,000       12,422

PJ America * !                                          290,600        2,869

Ruby Tuesday                                            629,400        7,907

Uno Restaurant                                          400,000        4,275

                                                                      31,630

General Merchandisers  2.3%

Bon-Ton Stores * !                                      740,700        1,690

Casey's General Stores                                1,656,100       17,234

Columbia Sportswear *                                   400,000       10,725

Neiman Marcus Group *                                   600,000       18,112

                                                                      47,761

Specialty Merchandisers  1.4%

CompuCom Systems *                                    1,261,200        2,109

O'Charley's * !                                         785,700       10,681

PurchasePro.com *                                       169,800        6,967

Urban Outfitters *                                      440,000        3,891

Wild Oats Markets *                                     350,000        4,375

                                                                      28,023

Entertainment and Leisure  0.9%

Houghton Mifflin                                         62,400        2,913

Papa John's *                                           400,000        9,813

Sonic *                                                 207,000        6,087

                                                                      18,813

Media and Communications  2.5%

American Tower Systems (Class A) *                       60,000        2,501

Classic Communications *                                293,000        2,646

Emmis Broadcasting (Class A) *                          435,800       18,045

Pegasus Communications *                                178,800        8,756

Sinclair Broadcast Group (Class A) *                  1,086,400       11,916

Young Broadcasting (Class A) *                          259,400        6,639

                                                                      50,503

Total Consumer Services                                              176,730


CONSUMER CYCLICALS  10.1%

Automobiles and Related  3.4%

A.O. Smith (Class B)                                  1,055,000   $   22,089

Adrian Steel !                                           13,000        4,810

Keystone Automotive *                                   259,100        1,806

Littelfuse *                                            680,000       33,617

Strattec Security *                                     199,600        6,587

                                                                      68,909

Building and Real Estate  4.9%

Apartment Investment & Management, REIT                 149,400        6,462

Arden Realty, REIT                                      610,000       14,335

EastGroup Properties, REIT                              758,500       15,976

First Washington Realty Trust, REIT                     325,000        7,170

Glenborough Realty Trust, REIT                          500,000        8,719

JP Realty, REIT                                         565,300       10,069

Parkway Properties, REIT !                              702,700       21,432

Reckson Associates Realty (Class B), REIT               228,150        5,804

Woodhead Industries !                                   600,000       10,950

                                                                     100,917

Miscellaneous Consumer Durables  1.8%

CompX (Class A)  !                                      485,000        9,852

Harman International                                    290,000       17,690

Intranet Solutions *                                    255,200        9,801

                                                                      37,343

Total Consumer Cyclicals                                             207,169


TECHNOLOGY  13.3%

Electronic Components  6.5%

American Superconductor *                               167,400        8,072

Analogic                                                419,600       16,640

Benchmark Electronics *                                 429,200       15,693

Burr Brown *                                            412,500       35,759

Exar *                                                  150,000       13,092

Manufacturers Services Limited *                        236,800        4,869

Methode Electronics (Class A)                           644,400       24,910

QuickLogic *                                            177,000        3,977

SIPEX *                                                 350,000        9,701

                                                                     132,713

Electronic Systems  1.4%

Applied Micro Circuits *                                 60,000   $    5,925

Armor Holdings *                                      1,000,000       13,000

Lifeline Systems * !                                    350,000        4,900

Lo-Jack *                                               631,100        4,398

                                                                      28,223

Telecommunications  1.7%

Aether Systems *                                         12,400        2,542

Airgate PCS *                                            80,300        4,223

Airnet Commerce *                                        23,000          602

Avant *                                                 274,500        5,130

Ditech Communications *                                 120,000       11,370

Vyyo*                                                    97,400        2,633

West TeleServices *                                     299,800        7,598

                                                                      34,098

Aerospace and Defense  0.8%

DONCASTERS ADR *                                        100,000        1,088

Harsco                                                  442,600       11,286

Woodward Governor                                       160,000        4,465

                                                                      16,839

Information Processing  1.3%

Cybersource *                                            85,700        1,186

F. Y. I. *                                              541,000       18,191

Source Information Management *                         415,200        6,319

                                                                      25,696

Specialized Computer  0.2%

Virata *                                                 80,100        4,786

                                                                       4,786

Office Automation  1.4%

Technitrol                                              300,000       29,062

                                                                      29,062

Total Technology                                                     271,417


CAPITAL EQUIPMENT  1.3%

Electrical Equipment  0.8%

hi/fn *                                                 205,000        9,103

LSI Industries                                          455,900        6,924

                                                                      16,027

Machinery  0.5%

Kennametal                                              300,000   $    6,431

NN                                                      350,000        3,544

                                                                       9,975

Total Capital Equipment                                               26,002


BUSINESS SERVICES AND
TRANSPORTATION  21.5%

Computer Service and Software  8.2%

724 Solutions *                                          12,000          524

Actuate *                                                93,800        5,004

Analysts International                                  580,000        5,365

Bisys Group *                                           155,000        9,581

Cambridge Technology Partners *                         300,000        2,620

Concord Communications *                                180,000        7,374

Digital Impact *                                        175,800        2,461

Electronic Arts *                                        50,000        3,648

Great Plains Software *                                 123,500        2,420

iGATE Capital *                                         400,000        5,513

Interact Commerce *                                     215,600        2,540

Jack Henry & Associates                                  50,000        2,509

Keynote Systems *                                       400,000       27,913

Loislaw *                                               100,000          838

Net.Genesis *                                           250,000        4,523

NetIQ *                                                 200,000       11,925

Netsolve *                                               54,000        1,409

Peerless Systems *                                      398,000          746

Progress Software *                                   1,232,500       22,570

PSINet *                                                382,000        9,586

Quest Software *                                         58,000        3,219

Sonicwall *                                              17,400        1,532

SPSS *                                                  260,000        7,556

SunGard Data Systems *                                   38,400        1,190

Synopsys *                                               11,200          387

USInternetworking *                                     250,000        5,102

Verity *                                                 83,500        3,173

Websense *                                               58,000        1,454

WebTrends *                                             267,600   $   10,311

Zebra Technologies (Class A) *                          105,700        4,664

                                                                     167,657

Distribution Services  3.0%

MSC (Class A) *                                         421,800        8,831

Performance Food Group *                                150,000        4,791

Primesource                                             191,500          979

SCP Pool * !                                            882,500       20,629

SunSource *                                             215,000        1,088

United Stationers *                                     500,000       16,203

Watsco (Class A)                                        748,500        9,356

                                                                      61,877

Environmental  0.6%

CUNO *                                                  378,300        8,760

IT Group *                                              495,000        2,413

Waterlink *                                             467,000        1,167

                                                                      12,340

Transportation Services  2.4%

C.H. Robinson Worldwide                                 299,900       14,836

Comfort Systems USA *                                   775,000        3,100

EGL *                                                   330,300       10,136

Expeditors International of Washington                  301,300       14,246

Frozen Food Express                                       3,400           10

Heartland Express *                                      80,827        1,333

Hub Group (Class A) *                                    98,000        1,467

International Shipholding                               141,562        1,239

Seacor Smit *                                            59,200        2,290

                                                                      48,657

Miscellaneous Business Services  6.8%

AnswerThink *                                           256,800        4,237

Consolidated Graphics *                                 176,900        1,658

Electro Rent *                                          592,000        7,030

G&K Services                                            275,400        6,894

Herman Miller                                           150,000        3,877

Insituform Technologies (Class A) *                     700,300       19,149

Iron Mountain *                                         492,150       16,733

Ivex Packaging *                                        849,900        9,455

kforce.com *                                            403,868        2,789

Maximus *                                               712,000   $   15,753

McGrath RentCorp                                        304,000        5,073

MPW Industrial Services Group * !                       575,000        4,420

New England Business Service !                          871,000       14,154

Strayer Education                                       391,400        9,357

Tetra Tech *                                            704,750       16,143

Visual Networks *                                       103,300        2,941

                                                                     139,663

Airlines  0.5%

Midwest Express Holdings *                              464,500        9,987

                                                                       9,987

Total Business Services and Transportation                           440,181


ENERGY  5.7%

Energy Services  1.1%

Cooper Cameron *                                         93,100        6,145

Grant Prideco *                                         137,850        3,446

Smith International *                                   100,000        7,281

Weatherford International *                             137,850        5,488

                                                                      22,360

Exploration and Production  4.6%

Barrett Resources *                                     604,000       18,384

Chieftain International *                               600,000       11,438

Cross Timbers Oil                                       500,000       11,063

Forest Oil *                                            672,500       10,718

Key Energy *                                          1,100,000       10,588

National Oilwell *                                      331,300       10,891

Noble Affiliates                                        550,000       20,487

                                                                      93,569

Total Energy                                                         115,929


PROCESS INDUSTRIES  2.9%

Specialty Chemicals  0.2%

A. Schulman                                             202,900        2,441

Hauser *                                                 90,000          152

MacDermid                                               100,000        2,350

                                                                       4,943

Paper and Paper Products  0.4%

Buckeye Technologies *                                  300,000   $    6,581

Smurfit-Stone Container *                               200,000        2,569

                                                                       9,150

Building and Construction  0.9%

Layne Christensen *                                     360,000        1,665

Simpson Manufacturing *                                 137,300        6,565

Trex *                                                   62,100        3,105

U.S. Aggregates                                         385,300        6,983

                                                                      18,318

Diversified Chemicals  1.4%

Arch Chemicals                                          854,300       18,688

Cabot Microelectronics *                                195,000        8,958

                                                                      27,646

Total Process Industries                                              60,057


BASIC MATERIALS  2.2%

Metals  1.8%

Gibraltar Steel                                         198,800        2,839

Material Sciences *                                     725,300        7,253

Matthews International (Class A) !                      908,000       26,446

                                                                      36,538

Mining  0.4%

Battle Mountain Gold *                                2,285,700        5,000

Coal Creek !                                              9,295          706

Lihir Gold *                                          8,355,900        3,298

                                                                       9,004

Total Basic Materials                                                 45,542


EDUCATION  0.2%

Education  0.2%

ITT Educational Service *                               200,000        3,513

Total Education                                                        3,513

Total Common Stocks (Cost $1,578,430)                              1,884,864


Convertible Bonds  0.1%

Vantive, 4.75%, 9/1/02                               $3,000,000   $    2,520

Total Convertible Bonds (Cost $2,405)                                  2,520

Short-Term Investments  8.9%

Money Market Funds  8.9%

Reserve Investment Fund, 6.68% # !                   181,960,707     181,961

Total Short-Term Investments (Cost $181,961)                         181,961


Total Investments in Securities
101.1% of Net Assets (Cost $1,762,796)                            $2,069,345

Other Assets Less Liabilities                                        (22,314)

NET ASSETS                                                        $2,047,031
                                                                  ----------

   #  Seven day yield
   !  Affiliated company
   *  Non-income producing
 ADR  American Depository Receipt
REIT  Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Small-Cap Stock Fund
--------------------------------------------------------------------------------
Unaudited                                                          June 30, 2000

Statement of Assets and Liabilities
--------------------------------------------------------------------------------
In thousands

    Assets

    Investments in securities, at value
      Affiliated companies (cost $390,807)                        $   366,225
      Other companies (cost $1,371,989)                             1,703,120

    Total investments in securities                                 2,069,345

    Other assets                                                        8,771

    Total assets                                                    2,078,116

    Liabilities

    Total liabilities                                                  31,085

    NET ASSETS                                                    $ 2,047,031
                                                                  -----------

    Net Assets Consist of:

    Accumulated net investment income -
    net of distributions                                          $     5,622

    Accumulated net realized gain/loss -
    net of distributions                                              182,539

    Net unrealized gain (loss)                                        306,549

    Paid-in-capital applicable to 80,634,159 shares of
    $0.50 par value capital stock outstanding;
    200,000,000 shares authorized                                   1,552,321

    NET ASSETS                                                    $ 2,047,031
                                                                  -----------

    NET ASSET VALUE PER SHARE

    Small-Cap Stock shares
    ($2,046,335,999/80,606,805 shares outstanding)                $     25.39
                                                                  -----------

    Small-Cap Stock Advisor Class shares
    ($694,811/27,354 shares outstanding)                          $     25.40
                                                                  -----------

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Small-Cap Stock Fund
--------------------------------------------------------------------------------
Unaudited

Statement of Operations
--------------------------------------------------------------------------------
In thousands

                                                                     6 Months
                                                                        Ended
                                                                      6/30/00

    Investment Income (Loss)

    Income
      Dividend (including $2,028
      from affiliated companies)                                  $     8,542

      Interest (including $5,280
      from affiliated companies)                                        5,607

      Total income                                                     14,149

    Expenses
      Investment management                                             7,179
      Shareholder servicing
       Small-Cap Stock shares                                           1,453
       Small-Cap Stock Advisor Class shares                                --
      Custody and accounting                                               95
      Prospectus and shareholder reports
       Small-Cap Stock shares                                              64
       Small-Cap Stock Advisor Class shares                                --
      Registration                                                         42
      Legal and audit                                                      14
      Directors                                                             5
      Miscellaneous                                                         8

      Total expenses                                                    8,860
      Expenses paid indirectly                                            (23)

      Net expenses                                                      8,837

    Net investment income (loss)                                        5,312

    Realized and Unrealized Gain (Loss)

    Net realized gain (loss)
      Securities (including $15,111
      from affiliated companies)                                      108,508
      Foreign currency transactions                                         2

      Net realized gain (loss)                                        108,510

    Change in net unrealized gain or loss on securities
     (including ($14,749) from affiliated companies)                   90,794

    Net realized and unrealized gain (loss)                           199,304

    INCREASE (DECREASE) IN NET
    ASSETS FROM OPERATIONS                                        $   204,616
                                                                  -----------

The accompanying notes are an integral part of these financial statements


T. Rowe Price Small-Cap Stock Fund
--------------------------------------------------------------------------------
Unaudited

Statement of Changes in Net Assets
--------------------------------------------------------------------------------
In thousands

                                                       6 Months         Year
                                                          Ended        Ended
                                                        6/30/00     12/31/99

Increase (Decrease) in Net Assets

Operations
  Net investment income (loss)                       $    5,312   $    6,337
  Net realized gain (loss)                              108,510      131,905
  Change in net unrealized
  gain or loss                                           90,794       77,185

  Increase (decrease) in net
  assets from operations                                204,616      215,427

Distributions to shareholders
  Net investment income
  Small-Cap Stock shares                                   --         (5,845)
  Net realized gain
  Small-Cap Stock shares                                   --        (65,022)

  Decrease in net assets
  from distributions                                       --        (70,867)

Capital share transactions *
  Shares sold
  Small-Cap Stock shares                                445,392      918,700
  Small-Cap Stock Advisor
  Class shares                                              683         --

Increase in net assets
  from shares sold                                      446,075      918,700
Distributions reinvested
  Small-Cap Stock shares                                   --         66,463
Shares redeemed
  Small-Cap Stock shares                               (343,986)    (541,991)
Increase (decrease) in net assets
  from capital share transactions                       102,089      443,172

Net Assets

Increase (decrease) during period                       306,705      587,732
Beginning of period                                   1,740,326    1,152,594

End of period                                        $2,047,031   $1,740,326
                                                     ----------   ----------

*Share information
  Shares sold
  Small-Cap Stock shares                                 18,596       44,046
  Small-Cap Stock Advisor Class shares                       27         --
  Distributions reinvested
  Small-Cap Stock shares                                   --          3,120
  Shares redeemed
  Small-Cap Stock shares                                (14,308)     (26,285)
  Increase (decrease) in shares outstanding               4,315       20,881

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Small-Cap Stock Fund
--------------------------------------------------------------------------------
Unaudited                                                         June 30, 2000

Notes to Financial Statements
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     T. Rowe Price Small-Cap Stock Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The fund seeks long-term capital growth by investing primarily in stocks and equity-related securities of small to medium-sized companies. The fund has two classes of shares-Small-Cap Stock, offered since June 1, 1956, and Small-Cap Stock Advisor Class, first offered on March 31, 2000. Small-Cap Stock Advisor Class sells its shares only through financial intermediaries, which it compensates for distribution and certain administrative services under a Board-approved Rule 12b-1 plan. Each class has exclusive voting rights on matters related solely to that class, separate voting rights on matters that relate to both classes, and, in all other respects, the same rights and obligations as the other class. Prior to May 1, 1997, the name of the fund was T. Rowe Price OTC Fund, Inc.

     The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

     Valuation Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price on the day the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

     Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities or by an independent pricing service.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     Affiliated Companies As defined by the Investment Company Act of 1940, an affiliated company is one in which the fund owns at least 5% of the outstanding voting securities.

     Currency Translation Assets and liabilities are translated into U.S. dollars at the prevailing exchange rate at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

     Premiums and Discounts Premiums and discounts on debt securities are amortized for both financial reporting and tax purposes.

     Class Accounting The Small-Cap Stock Advisor Class pays distribution and administrative expenses, in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% of the class's average net assets. Shareholder servicing, prospectus, and shareholder report expenses are charged directly to the class to which they relate. Expenses common to both classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class. Income distributions are declared and paid by each class on an annual basis. Capital gain distributions are declared and paid by the fund on an annual basis.

     Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles. Expenses paid indirectly reflect credits earned on daily uninvested cash balances at the custodian and are used to reduce the fund's custody charges.


NOTE 2 - INVESTMENT TRANSACTIONS

     Purchases and sales of portfolio securities, other than short-term securities, aggregated $418,652,000 and $340,566,000, respectively, for the six months ended June 30, 2000.


NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

     At June 30, 2000, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $1,762,796,000. Net unrealized gain aggregated $306,549,000 at period-end, of which $534,359,000 related to appreciated investments and $227,810,000 to depreciated investments.


NOTE 4 - RELATED PARTY TRANSACTIONS

     The investment management agreement between the fund and T. Rowe Price Associates, Inc. (the manager) provides for an annual investment management fee, of which $1,250,000 was payable at June 30, 2000. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.45% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Rowe Price-Fleming International, Inc. (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. At June 30, 2000, and for the six months then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     The manager has agreed to bear any expenses through December 31, 2001, which would cause Small-Cap Stock Advisor Class's ratio of total expenses to average net assets to exceed 1.20%. Thereafter, through December 31, 2003, Small-Cap Stock Advisor Class is required to reimburse the manager for these expenses, provided that its average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing its ratio of total expenses to average net assets to exceed 1.20%.

     In addition, the fund has entered into agreements with the manager and two wholly owned subsidiaries of the manager, pursuant to which the fund receives certain other services. The manager computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $1,066,000 for the six months ended June 30, 2000, of which $195,000 was payable at period-end.

     The fund may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by T. Rowe Price Associates, Inc. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by T. Rowe Price and its affiliates and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the six months ended June 30, 2000, totaled $5,280,000 and are reflected as interest income in the accompanying Statement of Operations.


For fund and account information
or to conduct transactions,
24 hours, 7 days a week
By  touch-tone telephone
Tele*Access  1-800-638-2587
By Account Access on the Internet
www.troweprice.com/access

For assistance
with your existing
fund account, call:
Shareholder Service Center
1-800-225-5132

To open a brokerage account
or obtain information, call:
1-800-638-5660

Internet address:
www.troweprice.com

Plan Account Lines for retirement
plan participants:
The appropriate 800 number appears
on your retirement account statement.

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for
distribution only to shareholders
and to others who have received
a copy of the prospectus appropriate
to the fund or funds covered in this
report.

Walk-In Investor Centers:
For directions, call 1-800-225-5132
or visit our Web site.

Baltimore Area
Downtown
101 East Lombard Street
Owings Mills
Three Financial Center
4515 Painters Mill Road

Boston Area
386 Washington Street
Wellesley

Colorado Springs
4410 ArrowsWest Drive

Los Angeles Area
Warner Center
21800 Oxnard Street, Suite 270
Woodland Hills

Tampa
4200 West Cypress Street
10th Floor

Washington, D.C.
900 17th Street N.W.
Farragut Square

T. Rowe Price, Invest With Confidence (registered trademark)

T. Rowe Price Investment Services, Inc., Distributor.          F65-051  6/30/00